MASSMUTUAL INSTITUTIONAL FUNDS

Supplement dated February 6, 2003 to the

Prospectuses dated May 1, 2002 and December 31, 2002

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Effective January 31, 2003, Northern Trust Investments, Inc. (“Northern Trust”) replaced Deutsche Asset Management, Inc. (“DAMI”) as the Indexed Equity Fund’s and the OTC 100 Fund’s Sub-Adviser. This change resulted from the sale by Deutsche Bank, the parent company of DAMI, of their global passive equity, enhanced equity and passive fixed income businesses to Northern Trust.

The following information replaces the information for Deutsche Asset Management, Inc. found under the section titled About the Investment Adviser and Sub-Advisers:

Northern Trust Investments, Inc. (“Northern Trust”), located at 50 South LaSalle Street, Chicago, Illinois 60675 manages the investments of the Indexed Equity Fund and the OTC 100 Fund. As of September 30, 2002, Northern Trust had approximately $126.4 billion of assets under management. Northern Trust is a subsidiary of The Northern Trust Company.

The following information replaces the information for George Tall and Anthony Maramarco under the information for David L. Babson & Company Inc. under the section titled About the Investment Adviser and Sub-Advisers:

Anthony M. Maramarco

is a portfolio manager of a portion of the Core Value Equity Fund. Mr. Maramarco, a Managing Director of Babson, is a Chartered Financial Analyst with more than 20 years of investment experience. Mr. Maramarco has been a portfolio manager with Babson (and a company which merged into Babson) since 1993 and serves as a portfolio manager of the firm’s Value Equity strategy. Previously, he worked as an analyst at Connecticut National Bank and Massachusetts Mutual Life Insurance Company.

Michael P. Stack

is a portfolio manager of a portion of the Core Value Equity Fund. Mr. Stack, a Managing Director of Babson, is a Chartered Financial Analyst with more than 16 years of investment experience. Mr. Stack joined Babson in 2002 and serves as a portfolio manager of the firm’s Large Cap Value strategy. Prior to joining Babson, Mr. Stack served as an analyst and portfolio manager at several financial institutions. Most recently, he worked at Putnam Investments where he was a senior vice president and senior portfolio manager.

Important Notice Clarifying Investment Policy

As required by Rule 35d-1 under the Investment Company Act, twenty-one of the Funds adopted policies that include an 80% test relating the name of the Fund to its principal investments. For these purposes, and by way of clarification, the 80% test is intended to be applied against the relevant Fund’s “Assets” within the meaning of Rule 35d-1. Rule 35d-1 defines “Assets” as the relevant Fund’s “net assets, plus the amount of any borrowings for investment purposes.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B2098-03-1

MASSMUTUAL INSTITUTIONAL FUNDS

Supplement dated February 6, 2003 to the

Statements of Additional Information dated May 1, 2002 and December 31, 2002

This supplement provides new and additional information beyond that contained in the Statement of Additional Information. It should be retained and read in conjunction with the Statement of Additional Information.

Effective January 31, 2003, Northern Trust Investments, Inc. (“Northern Trust”), located at 50 South LaSalle Street, Chicago, Illinois 60675, replaced Deutsche Asset Management, Inc. (“DAMI”) as the Indexed Equity Fund’s and the OTC 100 Fund’s Sub-Adviser. This change resulted from the sale by Deutsche Bank, the parent company of DAMI, of their global passive equity, enhanced equity and passive fixed income businesses to Northern Trust.

The following information replaces the information for DAMI found under the section titled Unaffiliated Investment Sub-Advisers:

Northern Trust serves as investment sub-adviser for the Indexed Equity Fund and the OTC 100 Fund. Northern Trust is a subsidiary of The Northern Trust Company (“TNTC”). Northern Trust is an Illinois state chartered trust company and an investment advisor registered under the Investment Advisers Act of 1940, as amended. Formed in 1988, it primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. Northern Trust also provides investment sub-advisory services for the MML Equity Index Fund and the MML OTC 100 Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B2099-03.1